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Exhibit 99.1

CITIGROUP REPORTS INCOME FROM CONTINUING OPERATIONS UP 11%
WITH INTERNATIONAL REVENUES UP 17%

INCOME FROM CONTINUING OPERATIONS OF $5.26 BILLION; REVENUES INCREASE 10%

EPS FROM CONTINUING OPERATIONS OF $1.05, UP 15%

CORPORATE AND INVESTMENT BANKING INCOME UP 26%, GLOBAL CONSUMER INCOME UP 10%

        New York, NY, July 17, 2006—Citigroup Inc. (NYSE:C) today reported net income for the second quarter of 2006 of $5.27 billion, or $1.05 per share. Return on common equity was 18.6%.

Second Quarter Highlights

  •
  International revenues increased 17% and international net income was up 11%.

  •
  Corporate and investment banking revenues were the second highest ever, increasing 31%; income up 26%.

  —
  International corporate and investment banking revenues up 23%, U.S. revenues up 44%.

  —
  Fixed income and equity markets revenues up 51% and 30%, respectively, despite volatile emerging market conditions. Investment banking revenues were up 24%.

  —
  YTD #1 rank in global debt underwriting; #2 in global announced M&A; #2 in global equity underwriting.

  —
  Record transaction services revenues and net income, up 26% and 18% respectively, driven by double-digit growth in customer balances.

  •
  International consumer revenues and net income grew 12% and 10%, respectively. Average loans were up 6% and deposits increased 9%. Retail banking investment sales grew 60%, and card purchase sales increased 15%.

  •
  U.S. consumer revenues and net income increased 1% and 11%, respectively. Average loans were up 13% and deposits increased 8%. Retail banking investment product sales increased 37%, and card purchase sales grew 12%.

  •
  Global wealth management revenues were up 19%, with client assets under fee-based management up 23%.

  —
  International revenues increased 38% and U.S. revenues grew 16%.

  •
  Alternative investments revenues and net income declined, driven by lower private equity results.

  •
  The net interest margin declined 14 basis points versus the first quarter 2006, with the increase in the sequential quarter decline driven by trading activities in capital markets and banking.

  •
  The credit environment remained favorable, with significantly lower U.S. consumer bankruptcy filings.

  •
  Operating expenses increased 16%, comprised of 12 percentage points due to organic business growth and acquisitions, 2% due to investment spending, and 2% due to SFAS 123(R) accruals.

  •
  A record 270 new branches were opened, including 74 in the U.S. and 196 internationally. Year-to-date, 508 branches have been opened, of which 110 are in the U.S. and 398 international.

  •
  Share repurchases totaled $2.0 billion, or approximately 41 million shares.

Citigroup Segment Results

				Second Quarter Net Income
	Second Quarter Revenue
(In Millions of Dollars)			% Change				% Change
	2006	2005		2006	2005
Global Consumer	$12,628	$12,007	5%	$3,177	$2,897		10%
Corporate and Investment Banking	6,761	5,156	31	1,723	1,372		26
Global Wealth Management	2,492	2,100	19	347	322		8
Alternative Investments	584	1,112	(47)	257	385		(33)
Corporate/Other	(283)	(206)	(37)	(242)	(245)		1

Results from Continuing Operations	$22,182	$20,169	10%	$5,262	$4,731		11%

Discontinued Operations				3	342	(1)	NM

Total Citigroup				$5,265	$5,073		4%

Earnings Per Share from Continuing Operations				$1.05	$0.91		15%
Earnings Per Share				1.05	0.97		8

(1)
Income from substantially all of life insurance and annuities, which was sold on July 1, 2005, and substantially all of asset management, which was sold on December 1, 2005.

Management Comment

        "In the second quarter, we achieved our second highest income from continuing operations while making significant progress on our strategic initiatives. We added a record number of new consumer branches during the quarter, bringing our total year-to-date new branch openings to 508. We also opened corporate and investment banking offices in Kuwait and Dubai. The results from our newly launched Citibank e-savings business have been exceptional, with $4.2 billion of deposits since its launch 3 months ago—approximately two-thirds representing new money to Citibank," said Charles Prince, Chairman and Chief Executive Officer of Citigroup.

        "In international consumer, strong volume growth across our franchise drove a 12% increase in revenues. U.S. consumer also achieved strong volume growth and, despite headwinds from spread compression, showed improving momentum from the first quarter. And in corporate and investment banking, we achieved our second highest revenues, despite challenging conditions in the emerging markets," said Prince.

        "We are very pleased with the momentum we are building as we execute on our strategic initiatives, strengthen our franchises, and position Citigroup for continued long-term earnings growth," said Prince.

Expanding distribution

        During the second quarter, continued investment spending led to significant consumer branch expansion.

	New Branches/ALMs Opened
	United States		International		Total
	2Q	YTD	2Q	YTD	2Q	YTD
Retail bank branches	9	20	85	157	94	177
Consumer finance branches	65	90	111	241	176	331
Automated Loan Machines (Japan)	—	—	85	145	85	145

Total	74	110	281	543	355	653

        Citibank international branch openings in the second quarter included 44 in Mexico, 12 in Brazil, 11 in Turkey, and 6 in Russia. CitiFinancial international branch openings included 32 in India, 24 in Mexico, 15 in Poland, and 12 in Korea.

APPENDIX

GLOBAL CONSUMER GROUP

	Second Quarter Revenues			Second Quarter Net Income
			% Change			% Change
(In Millions of Dollars)	2006	2005		2006	2005
U.S. Cards	$3,251	$3,263	—	$878	$735	19%
U.S. Retail Distribution	2,499	2,360	6%	568	478	19
U.S. Consumer Lending	1,307	1,376	(5)	470	507	(7)
U.S. Commercial Business	516	491	5	138	134	3

Total U.S. Consumer	$7,573	$7,490	1%	$2,054	$1,854	11%
International Cards	$1,510	$1,176	28%	$328	$331	(1)
International Consumer Finance	1,009	963	5	173	177	(2)
International Retail Banking	2,555	2,396	7	714	593	20

Total International Consumer	$5,074	$4,535	12%	$1,215	$1,101	10%
Other	(19)	(18)	(6)	(92)	(58)	(59)

Global Consumer	$12,628	$12,007	5%	$3,177	$2,897	10%

  •
  U.S. Cards

  —
  Net income increased 19%. Lower bankruptcy filings and a continued favorable credit environment led to a $193 million decline in net credit losses and a $160 million pre-tax loan loss reserve release. The managed net credit loss ratio declined 169 basis points to 4.11%.

  —
  Revenues were approximately even with the prior-year period, as 2% growth in average managed loans and a 12% increase in purchase sales were offset by higher payment rates and net interest margin compression.

  —
  Growth in average managed loans reflected a shift from traditional card products to higher reward and private label card balances, including the addition of Federated card receivables.

  •
  U.S. Retail Distribution

  —
  Revenue growth was driven by a $132 million pre-tax gain on the sale of retail bank branches in upstate New York and increased customer business volumes, which were partially offset by net interest margin compression. Deposits and loans grew 8% and 10%, respectively, and investment product sales increased 37%.

  —
  Expenses increased 8%, reflecting higher business volumes and investment in new branches. During the quarter, 74 new branches were opened and the Citibank e-savings business achieved deposit balances of $4.2 billion.

  —
  Credit costs declined due to lower bankruptcy filings and a continued favorable credit environment. The NCL rate declined 85 basis points to 2.65%.

  •
  U.S. Consumer Lending

  —
  Revenues declined, as 21% growth in average loans was offset by net interest margin compression across the loan portfolios. The revenue decrease also reflected a decline in net mortgage servicing revenues, which was partially offset by higher gains on loan sales.

  —
  Expenses increased 8% due to increased business volumes. Lower credit costs reflected a $75 million pre-tax loan loss reserve release.

  •
  U.S. Commercial Business

  —
  Revenue growth was driven by a $31 million pre-tax gain on the sale of branches in upstate New York and increased deposit and loan balances, each up 11%, which were offset by net interest margin compression.

  —
  Credit costs remained low, reflecting the continued favorable credit environment.

  •
  International Cards

  —
  Revenue growth of 28% was driven by higher purchase sales and average loans, up 15% and 18% respectively, improved net interest margins, and the integration of Credicard in Brazil. Loan growth was led by Mexico, Asia, and Latin America.

  —
  Expense growth of 24% reflected the integration of Credicard, continued investment in organic growth, and higher customer activity.

  —
  Net income declined due to higher credit costs, which were primarily driven by industry-wide credit deterioration in the Taiwan cards market. Net income increased significantly in Mexico, EMEA and Latin America.

  •
  International Consumer Finance

  —
  In Japan, revenues and net income declined 3% and 2%, respectively, as a decline in average loans was partially offset by lower expenses and lower credit costs. Average loans increased 3% from the first quarter 2006, driven by a strong increase in new loan originations. During the quarter, 85 new automated loan machines (ALMs) were added.

  —
  Outside of Japan, revenues increased 20%, driven by 17% growth in average loans. Net income declined 3% as revenue growth was offset by increased investment spending. During the quarter, 111 new branches were opened.

  •
  International Retail Banking

  —
  Revenue and net income growth reflected a 9% increase in deposits and 60% growth in investment product sales. Loan balances increased 1%, as declines in EMEA and Asia—which were driven by the third quarter 2005 write-off of loans in Germany and the recent labor actions in Korea, respectively—were offset by growth in all other regions.

  —
  Expense growth reflected increased business volumes and continued investment spending, with 85 new branch openings during the quarter.

  —
  Credit costs improved due to the favorable credit environment and a loan loss reserve release of $82 million pre-tax in Korea.

CORPORATE AND INVESTMENT BANKING

	Second Quarter Revenues			Second Quarter Net Income
			% Change			% Change
(In Millions of Dollars)	2006	2005		2006	2005
Capital Markets and Banking	$5,269	$3,965	33%	$1,412	$1,043	35%
Transaction Services	1,495	1,191	26	340	288	18
Other	(3)	—	—	(29)	41	NM

Corporate and Investment Banking	$6,761	$5,156	31%	$1,723	$1,372	26%

International results	$3,958	$3,208	23%	$976	$910	7%
  •
  Capital Markets and Banking

  —
  Fixed income markets revenues of $2.76 billion, up 51%, were driven by strong results in municipals, foreign exchange and credit products.

  —
  Equity markets revenues of $945 million, up 30%, reflected strong performance in derivatives, convertibles and cash trading.

  —
  Investment banking revenues of $1.15 billion, up 24%, were driven by higher debt and equity underwriting revenues and increased advisory fees.

  —
  Higher credit costs were driven by a $208 million pre-tax charge to increase in loan loss reserves, reflecting growth in loans and unfunded loan commitments and an update to historical data used for certain loss estimates.

  —
  Expense growth was primarily driven by higher business volumes.

  •
  Transaction Services

  —
  Record revenues and net income, up 26% and 18%, respectively, were driven by higher customer volumes, reflecting increased liability balances, up 26%; assets under custody, up 16%; and the positive impact of higher short-term interest rates.

  —
  Expenses increased 27%, primarily driven by an increase in new business activity, investment in growth initiatives, and acquisitions.

GLOBAL WEALTH MANAGEMENT

	Second Quarter Revenues			Second Quarter Net Income
			% Change			% Change
(In Millions of Dollars)	2006	2005		2006	2005
Smith Barney	$1,990	$1,647	21%	$238	$239	—
Private Bank	502	453	11	109	83	31

Global Wealth Management	$2,492	$2,100	19%	$347	$322	8%

International results	$343	$248	38%	$57	$7	NM

  •
  Smith Barney

  —
  Record revenues were driven by a 29% increase in fee-based revenues and a 9% increase in transactional revenues, reflecting increased customer volumes and the acquisition of the Legg Mason retail brokerage business.

  —
  Assets under fee-based management increased 28% to $313 billion, reflecting both organic growth and the addition of Legg Mason client assets.

  —
  The pre-tax margin of 18% reflected higher compensation expense, including $50 million of SFAS 123(R) accruals, integration costs of the Legg Mason retail brokerage business and higher legal costs.

  •
  The Private Bank

  —
  Revenue and net income growth reflected the absence of prior-year losses associated with the closing of the Japan Private Bank. Excluding Japan, revenues grew 7%, driven by strong growth in capital markets transactions in Asia.

  —
  Excluding Japan, net income declined 15%, reflecting higher expenses due to expansion in on-shore markets and increased credit costs associated with an update to historical data used for loan loss estimates.

ALTERNATIVE INVESTMENTS

	Second Quarter Revenues			Second Quarter Net Income
			% Change			% Change
(In Millions of Dollars)	2006	2005		2006	2005
Alternative Investments	$584	$1,112	(47%)	$257	$385	(33%)
  •
  Alternative Investments

  —
  Revenues and net income declined due to lower results in private equity and securities portfolios, which were partially offset by higher client revenues.

CORPORATE/OTHER

        Corporate/Other results were approximately even with the prior year, as improved treasury results were partially offset by higher corporate expenses.

INTERNATIONAL OPERATIONS(1)

	Second Quarter Revenues			Second Quarter Net Income
			% Change			% Change
(In Millions of Dollars)	2006	2005		2006	2005
Global Consumer	$1,192	$1,055	13%	$375	$368	2%
Corporate and Investment Banking	199	170	17	88	76	16
Global Wealth Management	33	31	6	10	10	—

Mexico	$1,424	$1,256	13%	$473	$454	4%
Global Consumer	$1,360	$1,256	8%	$215	$124	73%
Corporate and Investment Banking	2,043	1,708	20	342	336	2
Global Wealth Management	83	71	17	5	3	67

Europe, Middle East and Africa (EMEA)	$3,486	$3,035	15%	$562	$463	21%
Global Consumer	$807	$827	(2%)	$178	$188	(5%)
Corporate and Investment Banking	269	187	44	72	54	33
Global Wealth Management	—	(15)	NM	—	(45)	NM

Japan	$1,076	$999	8%	$250	$197	27%
Global Consumer	$1,244	$1,116	11%	$359	$341	5%
Corporate and Investment Banking	1,062	761	40	336	249	35
Global Wealth Management	181	111	63	40	31	29

Asia (excluding Japan)	$2,487	$1,988	25%	$735	$621	18%
Global Consumer	$471	$281	68%	$88	$80	10%
Corporate and Investment Banking	385	382	1	138	195	(29)
Global Wealth Management	46	50	(8)	2	8	(75)

Latin America	$902	$713	27%	$228	$283	(19%)

Total International	$9,375	$7,991	17%	$2,248	$2,018	11%

(1)
International results for the quarter are fully reflected in the product disclosures.

•
Mexico

—
Consumer results were driven by 40% growth in average cards receivables, and 50% growth in consumer finance loans, partially offset by higher credit costs due to card portfolio growth and an increase in investment spending. During the quarter, 44 new retail bank branches and 24 new consumer finance branches were opened.

—
Corporate and investment banking revenues increased due to strong results in fixed income and equity markets, and double-digit growth in corporate loans.

•
Europe, Middle East and Africa

—
Consumer results reflected 30% growth in deposits, 46% growth in investment product sales and lower credit costs. Expenses increased primarily due to investment spending. During the quarter, 21 new consumer finance branches and 27 new retail bank branches were opened.

—
Corporate and investment banking revenues were driven by double-digit revenue growth in equity markets and transaction services, offset by higher compensation expense due to staff additions and higher credit costs on growth in loans and unfunded loan commitments.

•
Japan

—
Consumer results primarily reflected lower revenues in consumer finance, driven by a decline in legacy portfolios, and higher retail banking expenses due to increased control-related costs and the integration of former private bank clients. During the quarter, 85 automated loan machines (ALMs) were added.

—
Corporate and investment banking revenues and net income increased due to strong growth in fixed income markets and lending.

  •
  Asia

  —
  Consumer results were driven by growth in deposits, investment sales and consumer finance loans, partially offset by higher costs associated with investment spending and increased business volumes. Credit costs increased due to industry-wide credit deterioration in the Taiwan cards market and portfolio growth, which was partially offset by a loan loss reserve release in Korea. During the quarter, 58 new consumer finance branches and 2 retail bank branches were opened.

  —
  Corporate and investment banking results were driven by broad-based double-digit growth across several products, including fixed income and equity markets, advisory, lending, and transaction services. The credit environment remained favorable.

  •
  Latin America

  —
  Consumer results were driven by strong growth in average receivables, including double-digit organic growth in retail banking and consumer finance, and the integration of Credicard in Brazil. Net income growth reflected higher investment spending and increased credit costs. During the quarter, 8 consumer finance and 12 retail bank branches were opened.

  —
  Corporate and investment banking results reflected double-digit revenue growth in transaction services, offset by a decline in fixed income markets revenues. Net income declined due to higher investment spending, and an increase in credit costs due to the absence of a loan loss recovery recorded in the prior-year period. Credit conditions remained favorable.

        Citigroup (NYSE: C), the leading global financial services company, has some 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions with a broad range of financial products and services, including consumer banking and credit, corporate and investment banking, securities brokerage, and wealth management. Major brand names under Citigroup's trademark red umbrella include Citibank, CitiFinancial, Primerica, Smith Barney and Banamex. Additional information may be found at www.citigroup.com.

        Additional financial, statistical and business-related information, as well as business and segment trends, is included in a Financial Supplement. Both the earnings release and the Financial Supplement are available on Citigroup's website at www.citigroup.com.

        Certain statements in this document are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Citigroup's filings with the Securities and Exchange Commission.

Contacts:
Press:	Leah Johnson (212) 559-9446	Equity Investors:	Arthur Tildesley (212) 559-2718
	Shannon Bell (212) 793-6206	Fixed Income Investors:	John Randel (212) 559-5091

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  Exhibit 99.1
CITIGROUP REPORTS INCOME FROM CONTINUING OPERATIONS UP 11% WITH INTERNATIONAL REVENUES UP 17% INCOME FROM CONTINUING OPERATIONS OF $5.26 BILLION; REVENUES INCREASE 10% EPS FROM CONTINUING OPERATIONS OF $1.05, UP 15% CORPORATE AND INVESTMENT BANKING INCOME UP 26%, GLOBAL CONSUMER INCOME UP 10%
APPENDIX
CORPORATE AND INVESTMENT BANKING
GLOBAL WEALTH MANAGEMENT
ALTERNATIVE INVESTMENTS
CORPORATE/OTHER
INTERNATIONAL OPERATIONS(1)